================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                                  ____________


       Date of Report (Date of earliest event reported): September 5, 2007



                             ADEPT TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



          California                 0-27122               94-2900635
 (State or other jurisdiction     (Commission           (I.R.S. Employer
       of incorporation)          file number)        Identification Number)


                3011 Triad Drive                         94551
                 Livermore, CA                         (Zip Code)
    (Address of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (925) 245-3400

                                      None
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amendment of Non-Employee Director Compensation
-----------------------------------------------

     On September 5, 2007, the Board of Directors of Adept Technology, Inc. ("Adept" or the "Company") approved the increase in annual cash retainer paid to the director serving as Chairman of the Audit Committee of Adept to $7,500 from $5,000. Other annual compensation for non-employee directors was not revised from prior fiscal years.

Departure of Director
---------------------

     On September 5, 2007, the Board of Directors of Adept received notification that Mr. Cary Mock would not be standing for reelection to Adept's Board of Directors at the 2007 Annual Meeting of Stockholders. Mr. Mock currently serves as Chairman of the Compensation Committee and a member of the Audit Committee of the Board of Directors.

Compensatory Arrangements of Certain Officers
---------------------------------------------

     On September 5, 2007, the Board of Directors of Adept determined the fiscal 2007 sales commission bonus payable to Mr. John D. Dulchinos to be $97,377 pursuant to the terms of Adept's 2007 Executive Bonus Plan. As previously disclosed in Adept's Current Report on Form 8-K filed on June 28, 2007, the terms of Mr. Dulchinos' employment were amended in connection with his appointment as President and Chief Operating Officer of Adept such that Mr. Dulchinos will be compensated under a non-sales commission bonus program for fiscal 2008. The terms of such bonus program and targets are to be defined by the Board of Directors.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ADEPT TECHNOLOGY, INC.



Date: September 11, 2007               By:    /s/ Lisa M. Cummins
                                           -------------------------------------
                                       Lisa M. Cummins
                                       Vice President of Finance and Chief
                                       Financial Officer